                       [GMAC RFC SECURITIES LOGO OMITTED]



     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND
                                OTHER INFORMATION

--------------------------------------------------------------------------------
  The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

  The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

  Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

  In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

  Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.










This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             [GMAC RFC LOGO OMITTED]


--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET


$1,450,000,000 CERTIFICATES (APPROXIMATE)

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS11

RASC SERIES 2003-KS11 TRUST
Issuer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer


DECEMBER 10, 2003




                       [GMAC RFC SECURITIES LOGO OMITTED]

    ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL
                         FUNDING SECURITIES CORPORATION







This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


                              RASC SERIES 2003-KS11
                              ---------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  CERTIFICATES (1)(2)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Expected
                                                                                  Principal        Final           Expected
                                                                   Expected        Window        Scheduled         Ratings
                  Loan        Expected      Interest Principal    WAL (yrs)         (mos)       Distribution      (Moody's/
     Class          Group   Size ($)(1)       Type      Type       CALL/MAT       CALL/MAT        Date (9)        S&P/Fitch)
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-I-1(3)(6)           I    138,000,000      Floating    SEQ       0.90/0.90       1-21/1-21      11/25/2021      Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
A-I-2(3)(6)           I    56,000,000        Fixed      SEQ       2.10/2.10      21-31/21-31     12/25/2025      Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
A-I-3(3)(6)           I    44,000,000        Fixed      SEQ       3.00/3.00      31-45/31-45     3/25/2029       Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
A-I-4(3)(6)           I    47,200,000        Fixed      SEQ       5.00/5.00      45-92/45-92     3/25/2032       Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
A-I-5(3)(5)(6)        I    24,400,000        Fixed      SEQ       8.53/11.69    92-103/92-221    1/25/2034       Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
A-I-6(3)(6)(7)        I    34,400,000        Fixed      NAS       6.49/6.64     38-103/38-219    1/25/2034       Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
M-I-1(3)(6)(10)       I    24,000,000        Fixed      MEZ       5.73/6.30     37-103/37-180    1/25/2034        Aa2/AA/AA
---------------------------------------------------------------------------------------------------------------------------------
M-I-2(3)(6)(10)       I    17,000,000        Fixed      MEZ       5.73/6.23     37-103/37-165    1/25/2034         A2/A+/A
---------------------------------------------------------------------------------------------------------------------------------
M-I-3(3)(6)(10)       I    15,000,000        Fixed      MEZ       5.73/6.08     37-103/37-146    1/25/2034      Baa2/BBB+/BBB
---------------------------------------------------------------------------------------------------------------------------------
A-II-A(4)(5)(6)(8)  II-A   438,375,000      Floating Pass-Thru                            *Not Offered*
---------------------------------------------------------------------------------------------------------------------------------
A-II-B(4)(5)(6)     II-B   438,375,000      Floating Pass-Thru    2.16/2.31      1-69/1-149      1/25/2034       Aaa/AAA/AAA
---------------------------------------------------------------------------------------------------------------------------------
M-II-1(4)(5)(6)(10)  II    73,500,000       Floating    MEZ       4.33/4.69     41-69/41-123     1/25/2034        Aa2/AA/AA+
---------------------------------------------------------------------------------------------------------------------------------
M-II-2(4)(5)(6)(10)  II    57,750,000       Floating    MEZ       4.17/4.48     39-69/39-110     1/25/2034         A2/A+/A+
---------------------------------------------------------------------------------------------------------------------------------
M-II-3(4)(5)(6)(10)  II    42,000,000       Floating    MEZ       4.10/4.26      37-69/37-93     1/25/2034      Baa2/BBB+/BBB+
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRUCTURE:
----------

(1) The size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the related Optional Termination Date and the applicable Pricing Speed for the related loan group.

(3) Loan group I pricing speed of 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).

(4) Loan group II pricing speed of 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

(5) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible related Optional Termination Date.

(6)  The Offered Certificates may be subject to the applicable Net WAC Cap Rate.

(7)  Principal Lockout Bond.

(8)  Not offered hereby but will be offered via the prospectus.

(9) For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no excess Cash Flow on any distribution date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

(10) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.

--------------------------------------------------------------------------------

                                       1


This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY OF TERMS
---------------------------------------------------------------------------------------------------------------------------------
TITLE OF SECURITIES:              RASC Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS11

ISSUER:                           RASC Series 2003-KS11 Trust

OFFERED CERTIFICATES:             Class A-I-1  Certificates,  Class A-I-2 Certificates,  Class A-I-3  Certificates,  Class A-I-4
                                  Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I
                                  Certificates"); Class A-II-A Certificates and Class A-II-B Certificates (the "Class A-II
                                  Certificates").

                                  The Class A-I Certificates and the Class A-II Certificates are referred to herein as the
                                  "Class A Certificates".

                                  Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the
                                  "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3
                                  Certificates (the "Class M-II Certificates").

                                  Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates");
                                  Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates");
                                  Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates").

                                  The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class
                                  M Certificates".

                                  The Class A Certificates and the Class M Certificates are referred to herein as the
                                  "Offered Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

MASTER SERVICER:                  Residential Funding Corporation

SUB-SERVICER:                     The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately
                                  77.79% of the Mortgage Loans in Loan Group I and 91.88% of the Mortgage Loans in Loan Group
                                  II.

TRUSTEE:                          JPMorgan Chase Bank

DEPOSITOR:                        Residential Asset Securities Corporation, an affiliate of Residential Funding Corporation

JOINT LEAD MANAGERS:              Citigroup Global Markets Inc. and Banc of America Securities LLC

CO-MANAGERS:                      Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., and Residential Funding
                                  Securities Corporation

STATISTICAL CUT-OFF DATE:         November 1, 2003

CUT-OFF DATE:                     December 1, 2003

CLOSING DATE:                     On or about December 30, 2003

DISTRIBUTION DATES:               The 25th day of each month (or the next business day), commencing in January 2004.

FORM OF CERTIFICATES:             The Offered  Certificates  will be available in book-entry  form through DTC,  Clearstream and
                                  Euroclear.
---------------------------------------------------------------------------------------------------------------------------------

                                       2


This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF TERMS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
MINIMUM DENOMINATIONS:            The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2
                                  Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS:                       The Offered  Certificates  will be  designated  as regular  interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:                The Offered Certificates MAY BE eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code.
                                  However, investors should consult with their counsel with respect to the consequences under
                                  ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such
                                  Offered Certificates.

SMMEA ELIGIBILITY:                NONE of the Offered Certificates are expected to constitute "mortgage-related securities"
                                  for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL TERMINATION DATE:        If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

EXPENSE FEE RATE:                 With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no sub-servicer.

MORTGAGE LOANS:                   The mortgage pool will consist of Mortgage Loans that will be divided into Loan
                                  Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens (94.74%) and second liens (5.26%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

                                  Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan
                                  Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or
                                  $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property
                                  (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan
                                  Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

PREPAYMENT ASSUMPTION:            Loan Group I: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to
                                  23% CPR by month ten, and remain constant at 23% CPR thereafter).

                                  Loan Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35%
                                  CPR.)

NET MORTGAGE RATE:                With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

MAXIMUM NET MORTGAGE RATE:        With respect to any Mortgage  Loan in Loan Group II, the maximum  mortgage  rate thereon minus the Expense Fee Rate.
---------------------------------------------------------------------------------------------------------------------------------

                                       3


This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF TERMS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
GROUP I NET WAC CAP RATE:         With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which that Distribution Date occurs.

CLASS A-I-1 NET WAC CAP RATE:     The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP I  NET WAC CAP SHORTFALL:   With respect to each class of Class A-I Certificates and Class M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate (or the Class A-I-1
                                  Net WAC Cap Rate in the case of the Class A-I-1 Certificates) is used to the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in
                                  the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap
                                  Rate in the case of the Class A-I-1 Certificates).

GROUP I NET WAC CAP SHORTFALL     With respect to each class of Class A-I Certificates and Class M-I Certificates and any
CARRY-FORWARD AMOUNT:             Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage
                                  Loans and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I
                                  Certificates once the certificate principal balance has been reduced to zero for such class.

GROUP II NET WAC CAP RATE:        The pass-through rates of the Class A-II Certificates and Class M-II Certificates
                                  with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage
                                  Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP II BASIS RISK SHORTFALL:    With respect to each class of Class A-II Certificates and Class M-II Certificates,
                                  and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of
                                  (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii)
                                  accrued certificate interest calculated using the Group II Net WAC Cap Rate.

GROUP II BASIS RISK SHORTFALL     With respect to each class of Class A-II and Class M-II Certificates, and any
CARRY-FORWARD AMOUNT:             Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate did not exceed the Group II weighted average Maximum
                                  Net Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance has been reduced to zero for such class.

RELIEF ACT SHORTFALLS:            With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940. Relief Act Shortfalls
                                  will be covered by available excess cash flow in the current period as described under
                                  "Excess Cash Flow Distributions". Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.
---------------------------------------------------------------------------------------------------------------------------------

                                       4


This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF TERMS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL PERIOD:          Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: From and
                                  including the preceding Distribution Date (for the first accrual period, the closing date)
                                  to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

ELIGIBLE MASTER SERVICING         With respect to any Distribution Date in the respective loan group, the lesser of (i)
COMPENSATION:                     one-twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee
                                  payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that
                                  Distribution Date with respect to the related Mortgage Loans.

COUPON STEP UP:                   If the Master Servicer does not purchase the remaining Loan Group I Mortgage Loans on the first possible related Optional Termination Date, the pass-through rate on the Class A-I-5
                                  Certificates will increase by 0.50% per annum on the second Distribution Date following that
                                  Optional Termination Date. If the Master Servicer does not purchase the remaining Loan Group
                                  II Mortgage Loans on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.
---------------------------------------------------------------------------------------------------------------------------------




                                       5

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                CREDIT ENHANCEMENT
---------------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT:              Credit enhancement is provided by the following:

                                 (1)      Excess Cash Flow;

                                 (2)      Overcollateralization;

                                 (3)      Cross-collateralization; and

                                 (4)      Subordination.

CREDIT SUPPORT PERCENTAGE:
                                                     LOAN GROUP I                                     LOAN GROUP II
                                                     ------------                                     -------------
                                                    Initial Credit   After Stepdown             Initial Credit   After Stepdown
                                                    --------------   --------------             --------------   --------------
                                        Class           Support          Support        Class       Support          Support
                                        -----           -------          -------        -----       -------          -------
                                          A              14.00%           34.70%          A        16.50%           37.60%
                                         M-1             8.00%            22.70%         M-1        9.50%           23.60%
                                         M-2             3.75%            14.20%         M-2        4.00%           12.60%
                                         M-3             0.00%            6.70%          M-3        0.00%            4.60%

                                 For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the
                                 Cut-off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target

SUBORDINATION PERCENTAGE:                            LOAN GROUP I                                   LOAN GROUP II
                                                     ------------                                   -------------
                                        Class            Subordination Percentage       Class        Subordination Percentage
                                        -----            ------------------------       -----        ------------------------
                                          A                      65.30%                   A                  62.40%
                                         M-1                     77.30%                  M-1                 76.40%
                                         M-2                     85.80%                  M-2                 87.40%
                                         M-3                     93.30%                  M-3                 95.40%

EXCESS CASH FLOW:                For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts.

                                 Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

OVERCOLLATERALIZATION AMOUNT:    The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates in the manner described under
                                 "Excess Cash Flow Distributions", resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related
                                 Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required Overcollateralization Target Amount ("OC Target"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied as accelerated principal payments on the January  2004
                                 Distribution Date with respect to both loan groups.
---------------------------------------------------------------------------------------------------------------------------------

                                       6

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              CREDIT ENHANCEMENT (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION TARGET     With respect to any Distribution Date and Loan Group I (i) prior to the related Stepdown Date,
AMOUNT:                          an amount equal to 3.35% of the aggregate initial principal balance of the Mortgage Loans in
                                 Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.70% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

                                 With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown
                                 Date, an amount equal to 2.30% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.60% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR:     For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

STEPDOWN DATE:                   For each group of certificates, the earlier to occur of (1) the first Distribution
                                 Date on which the balance of the Class A Certificates has been reduced to zero or (2)
                                 the later to occur of (x) the Distribution Date in January 2007 and (y) the first Distribution
                                 Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

SPECIFIED ENHANCEMENT            The Specified Enhancement Percentage is 34.70% for Loan Group I and 37.60% for Loan Group II.
PERCENTAGE:

SENIOR ENHANCEMENT PERCENTAGE:   For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that
                                 Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution
                                 Amount on such Distribution Date, and the denominator of which is the aggregate stated
                                 principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

TRIGGER EVENT:                   A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) [1.68] in the case of Loan
                                 Group I and [1.98] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency
                                 Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or
                                 (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:
---------------------------------------------------------------------------------------------------------------------------------



                                       7

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              CREDIT ENHANCEMENT (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE REALIZED LOSS           DISTRIBUTION
PERCENTAGE:                        ------------
                                       DATES                    LOAN GROUP I                          LOAN GROUP II
                                       ------                   ------------                          -------------
                                 Months 37-48        [2.50]% with respect to Month 37,   [3.50]% with respect to Month 37, plus
                                                     plus an additional 1/12th of        an additional 1/12th of [2.00]% for
                                                     [1.50]% for each month thereafter   each month thereafter

                                 Months 49-60        [4.00]% with respect to Month 49,   [5.50]% with respect to Month 49, plus
                                                     plus an additional 1/12th of        an additional 1/12th of [1.75]% for
                                                     [1.50]% for each month thereafter   each month thereafter

                                 Months 61-72        [5.50]% with respect to Month 61,   [7.25]% with respect to Month 61, plus
                                                     plus an additional 1/12th of        an additional 1/12th of [0.75]% for
                                                     [0.50]% for each month thereafter   each month thereafter

                                 Months 73 and       [6.00]%                             [8.00]%
                                 thereafter

SIXTY-PLUS DELINQUENCY           With respect to either loan group and any Distribution Date on or after the related Stepdown
PERCENTAGE:                      Date, the arithmetic average,for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution
                                 Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.
---------------------------------------------------------------------------------------------------------------------------------



                                       8

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              YIELD MAINTENANCE AGREEMENT
---------------------------------------------------------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II-A, Class A-II-B and the Class M-II Certificates. The notional balance of the Yield Maintenance
Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the
Distribution Date in February 2004. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [6.75%]. The Yield Maintenance Agreement will terminate after the Distribution Date in [December 2005].

                                                 YIELD MAINTENANCE AGREEMENT SCHEDULE

  DISTRIBUTION DATE      NOTIONAL BALANCE ($)    STRIKE RATE (%)     DISTRIBUTION DATE    NOTIONAL BALANCE ($)   STRIKE RATE (%)
        2/25/2004          [1,047,409,120]            [6.02]               2/25/2005            [842,423,864]           [5.98]
        3/25/2004          [1,042,530,151]            [6.46]               3/25/2005            [817,050,194]           [6.67]
        4/25/2004          [1,035,333,710]            [6.01]               4/25/2005            [792,436,092]           [5.97]
        5/25/2004          [1,025,803,909]            [6.23]               5/25/2005            [768,558,926]           [6.18]
        6/25/2004          [1,013,939,080]            [6.01]               6/25/2005            [745,396,737]           [5.96]
        7/25/2004            [999,752,400]            [6.22]               7/25/2005            [722,928,218]           [6.17]
        8/25/2004            [983,272,395]            [6.01]               8/25/2005            [701,132,694]           [5.94]
        9/25/2004            [964,543,322]            [6.00]               9/25/2005            [679,990,104]           [5.94]
       10/25/2004            [943,625,394]            [6.22]              10/25/2005            [659,480,984]           [6.15]
       11/25/2004            [920,594,859]            [6.00]              11/25/2005            [639,586,446]           [5.92]
       12/25/2004            [895,543,911]            [6.21]              12/25/2005            [603,137,261]           [6.12]
        1/25/2005            [868,580,424]            [5.99]

---------------------------------------------------------------------------------------------------------------------------------





                                       9

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                              INTEREST DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
INTEREST DISTRIBUTIONS:           On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by the Eligible Master Servicing Compensation or Excess Cash Flow)
                                  will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group in the following order of priority:

                                  (i)      With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B
                                           Certificates in the manner set forth below;

                                  (ii)     To the related Class M-1 Certificates;

                                  (iii)    To the related Class M-2 Certificates; and

                                  (iv)     To the related Class M-3 Certificates.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTIONS:          For each loan group on each Distribution Date, the related Principal Distribution
                                  Amount will be distributed as follows:

                                  (i)      To the related Class A Certificates, the related Class A Principal
                                           Distribution Amount, allocated as described below under "Class A Principal
                                           Distributions" until the certificate principal balance of the related Class A
                                           Certificates is reduced to zero;

                                  (ii)     To the related Class M-1 Certificates, the related Class M-1 Principal
                                           Distribution Amount, until the certificate principal
                                           balance of the related Class M-1 Certificates is reduced
                                           to zero;

                                  (iii)    To the related Class M-2 Certificates, the related Class M-2 Principal
                                           Distribution Amount, until the certificate principal
                                           balance of the related Class M-2 Certificates is reduced
                                           to zero; and

                                  (iv)     To the related Class M-3 Certificates, the related Class M-3 Principal
                                           Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

---------------------------------------------------------------------------------------------------------------------------------








                                       10

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL DISTRIBUTIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A PRINCIPAL DISTRIBUTIONS:         The Class A Principal  Distribution  Amount for Loan Group I will be  distributed  as follows:

                                         (i)      To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount
                                                  for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

                                         (ii)     To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

                                         (iii)    To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

                                         (iv)     To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

                                         (v)      To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

                                         (vi)     To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

                                         (vii)    To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

                                         The Class A Principal  Distribution  Amount for Loan Group II will be distributed as follows:

                                         (i)      Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and the Class A-II-B
                                                  Principal Distribution Amount will be distributed to the Class A-II-B
                                                  Certificates until the certificate principal balance thereof has been reduced to zero; and

                                         (ii)     Any remaining Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-B Certificates until the certificate principal balance thereof has been reduced to zero and any remaining
                                                  Class A-II-B Principal Distribution Amount will be distributed to the
                                                  Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.
---------------------------------------------------------------------------------------------------------------------------------




                                       11

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  EXCESS CASH FLOW DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
EXCESS CASH FLOW DISTRIBUTIONS:          On any Distribution Date, the Excess Cash Flow for each loan group will be allocated in the following order of priority:

                                         (i)    To pay to the  holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions") incurred on the Mortgage Loans in that loan group for the preceding calendar month;

                                         (ii)   To pay to the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions") incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

                                         (iii)  To pay to the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal
                                                Distributions"), until the related OC Target has been achieved;

                                         (iv)   To pay to the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under
                                                "Principal Distributions") until the OC Target for that non-related loan group has been achieved, to the extent not covered by Excess Cash
                                                Flow from that non-related loan group;

                                         (v)    To pay to the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by the related Eligible Master Servicing Compensation on that Distribution Date;

                                         (vi)   To pay to the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation or Excess
                                                Cash Flow from that non-related loan group on that Distribution Date;

                                         (vii)  To pay to the holders of the related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

                                         (viii) To pay to the holders of the non-related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

                                         (ix)   To pay to the holders of the related Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Rate Shortfall Carry-Forward Amounts
                                                or any Group II Basis Risk Shortfall Carry-Forward Amounts, as
                                                applicable;

---------------------------------------------------------------------------------------------------------------------------------

                                       12

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                         EXCESS CASH FLOW DISTRIBUTIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------

                                         (x)     To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Rate Shortfall
                                                 Carry-Forward Amounts or any Group II Basis Risk Shortfall
                                                 Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cash Flow from that non-related loan group;

                                         (xi)    To pay to the holders of the related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution
                                                 Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

                                         (xii)   To pay to the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution
                                                 Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cash Flow for that non-related loan group;

                                         (xiii)  To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                                         (xiv)   To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess
                                                 Cash Flow for that non-related loan group; and

                                          (xv)   To pay to the holders of the related Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.
-------------------------------------------------------------------------------------------------------------------------------

                                       13

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                   DEFINITIONS
---------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL REMITTANCE AMOUNT:             For any Distribution Date and each loan group, the sum of the following amounts:
                                         (i) the principal portion of all scheduled monthly payments on the related
                                         Mortgage Loans received or advanced with respect to the related due period; (ii)
                                         the principal portion of all proceeds of the repurchase of related Mortgage
                                         Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

GROUP A-II-A INTEREST REMITTANCE         With respect to any Distribution Date,  the portion of the available distribution
AMOUNT:                                  amount for that  Distribution  Date  attributable to interest received or advanced with respect to the Group II-A Mortgage Loans.


GROUP A-II-B INTEREST REMITTANCE         With respect to any Distribution Date, the portion of the available distribution
AMOUNT:                                  amount for that  Distribution  Date  attributable to interest received or advanced with respect to the Group II-B Mortgage Loans.

CLASS A-II INTEREST DISTRIBUTION         With respect to the Class A-II Certificates and any Distribution Date, the amount
AMOUNT:                                  available for payment of accrued and unpaid interest, in the following amounts and priority:

                                         o        First, concurrently, to the Class A-II-A Certificates from the Group
                                                  A-II-A Interest Remittance Amount and to the Class A-II-B Certificates
                                                  from the Group A-II-B Interest Remittance Amount ;

                                         o        Second, concurrently, to the Class A-II-A Certificates from the Group
                                                  A-II-B Interest Remittance Amount and to the Class A-II-B Certificates from the Group A-II-A Interest Remittance Amount after taking into account clause first above;

                                         o        Third, concurrently, to the Class A-II-A Certificates from the
                                                  Principal Remittance Amount related to Loan Group II-A and to the Class
                                                  A-II-B Certificates from the Principal Remittance Amount related to
                                                  Loan Group II-B after taking into account clauses first and second above; and

                                         o        Fourth, concurrently, to the Class A-II-A Certificates from the
                                                  Principal Remittance Amount related to Loan Group II-B and to the Class
                                                  A-II-B Certificates from the Principal Remittance Amount related to
                                                  Loan Group II-A after taking into account clauses first, second and third above.

PRINCIPAL DISTRIBUTION AMOUNT:           For any Distribution Date and each loan group, the sum of (a) the Principal
                                         Remittance Amount for the related Mortgage Loans and (b) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related
                                         Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

----------------------------------------------------------------------------------------------------------------------------------

                                       14

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          DEFINITIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------


CLASS A PRINCIPAL DISTRIBUTION           With respect to either loan group and any Distribution Date (a) prior to the
AMOUNT:                                  related Stepdown Date or on or after the related Stepdown Date if a Trigger
                                         Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the related Stepdown Date if a
                                         Trigger Event is not in effect for that Distribution Date, the lesser of:


                                         (i)      The related Principal Distribution Amount for that Distribution Date;
                                                  and

                                         (ii)     The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that
                                                  Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated
                                                  principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

CLASS A-II-A PRINCIPAL DISTRIBUTION      On any Distribution Date, the Class A Principal Distribution Amount for Loan
AMOUNT:                                  Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal
                                         Allocation Amount for all of the Group II Mortgage Loans for that Distribution
                                         Date.


CLASS A-II-B PRINCIPAL DISTRIBUTION      On any Distribution Date, the Class A Principal Distribution Amount for Loan
AMOUNT:                                  Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal
                                         Allocation Amount for all of the Group II Mortgage Loans for that Distribution
                                         Date.


CLASS A-I-6 LOCKOUT DISTRIBUTION         For any Distribution Date, the product of (a) the Class A-I-6 Lockout
AMOUNT:                                  Distribution Percentage for that Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6
                                         Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such
                                         Distribution Date) and (c) the Class A Principal Distribution Amount for Loan
                                         Group I for such Distribution Date.


CLASS A-I-6 LOCKOUT DISTRIBUTION         The Class A-I-6 Lockout Distribution Percentage is assigned as follows:
PERCENTAGE:

                                         (i)      Between January 2004 and December 2006: 0%;

                                         (ii)     Between January 2007 and December 2008: 45%;

                                         (iii)    Between January 2009 and December 2009: 80%;

                                         (iv)     Between January 2010 and December 2010: 100%;

                                         (v)      January 2011 and thereafter: 300%.

---------------------------------------------------------------------------------------------------------------------------------

                                       15

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          DEFINITIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------


CLASS M-1 PRINCIPAL DISTRIBUTION     With respect to either loan group and any Distribution Date (i) prior to the
AMOUNT:                              related Stepdown Date or on or after the related Stepdown Date if a Trigger
                                     Event is in effect for that Distribution Date, the remaining related Principal
                                     Distribution Amount for that Distribution Date after distribution of the related
                                     Class A Principal Distribution Amount, or (ii) on or after the related Stepdown
                                     Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related
                                     Class A Certificates, after taking into account the distribution of the related
                                     Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution
                                     Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.


CLASS M-2 PRINCIPAL DISTRIBUTION     With respect to either loan group and any Distribution Date (i) prior to the
AMOUNT:                              related Stepdown Date or on or after the related Stepdown Date if a Trigger
                                     Event is in effect for that Distribution Date, the remaining related Principal
                                     Distribution Amount for that Distribution Date after distribution of the related
                                     Class A Principal Distribution Amount and the related Class M-1 Principal
                                     Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger
                                     Event is not in effect for that Distribution Date, the excess of (x) the sum of
                                     (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal
                                     Distribution Amount and (ii) the certificate principal balance of the related
                                     Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.


CLASS M-3 PRINCIPAL DISTRIBUTION     With respect to either loan group and any Distribution Date (i) prior to the
AMOUNT:                              related Stepdown Date or on or after the related Stepdown Date if a Trigger
                                     Event is in effect for that Distribution Date, the remaining related Principal
                                     Distribution Amount for that Distribution Date after distribution of the related
                                     Class A Principal Distribution Amount, the related Class M-1 Principal
                                     Distribution Amount and the related Class M-2 Principal Distribution Amount or
                                     (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1
                                     Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1
                                     Principal Distribution Amount, and Class M-2 Principal Distribution Amount and
                                     (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the
                                     Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

----------------------------------------------------------------------------------------------------------------------------------

                                       16

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          DEFINITIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------


ALLOCATION OF LOSSES:                     Any  realized  losses for a loan group will be  allocated  in the  following  order of priority:

                                          (i)      To Excess Cash Flow for that loan group for the related Distribution Date;

                                          (ii)     To Excess Cash Flow for the non-related  loan group, to the extent  remaining after covering  realized losses on the Mortgage Loans in that  non-related loan group for the related Distribution Date;

                                          (iii)    To the overcollateralization for that related loan group, until reduced to zero (as further described in the prospectus supplement);

                                          (iv)     To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans as further described in the prospectus supplement);

                                          (v)      To the related Class M-3 Certificates, until reduced to zero;

                                          (vi)     To the related Class M-2 Certificates, until reduced to zero;

                                          (vii)    To the related Class M-1 Certificates, until reduced to zero; and

                                          (viii)   With respect to Loan Group I, among the Class A-I Certificates, on a pro-rata basis, with respect to Loan Group II-A, to the Class A-II-A
                                                   Certificates and with respect to Loan Group II-B, to the Class A-II-B
                                                   Certificates.


PRINCIPAL ALLOCATION AMOUNT:              With respect to any Distribution Date for Loan Group II, the sum of (i) the
                                          Principal Remittance Amount for Loan Group II for that Distribution Date and
                                          (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by
                                          Excess Cash Flow for that Distribution Date; provided, that on any Distribution
                                          Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution
                                          Amount for the Group II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group
                                          II-A and Loan Group II-B, respectively.


PROSPECTUS:                               The certificates will be offered pursuant to a Prospectus which includes a
                                          Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the
                                          Prospectus. The information contained in this Term Sheet is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained in this Term Sheet is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

--------------------------------------------------------------------------------------------------------------------------------

                                       17

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------



                            NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES
                            ----------------------------------------------------

--------------------------------------------------------------------------------------------
                                 Net WAC                                         Net WAC
       Period    Payment Date     Rate(1)       Period        Payment Date       Rate(1)
--------------------------------------------------------------------------------------------
          1       1/25/2004        8.25           11           11/25/2004         6.92
          2       2/25/2004        6.92           12           12/25/2004         7.15
          3       3/25/2004        7.40           13            1/25/2005         6.92
          4       4/25/2004        6.92           14            2/25/2005         6.92
          5       5/25/2004        7.15           15            3/25/2005         7.67
          6       6/25/2004        6.92           16            4/25/2005         6.92
          7       7/25/2004        7.15           17            5/25/2005         7.15
          8       8/25/2004        6.92           18            6/25/2005         6.92
          9       9/25/2004        6.92           19            7/25/2005         7.15
         10       10/25/2004       7.15           20            8/25/2005         6.92
    ----------------------------------------------------------------------------------------

(1)      Run at the prepayment assumption to call.

                                       18

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------



                    NET WAC RATE RELATED TO THE CLASS A-II-A, CLASS A-II-B AND CLASS M-II CERTIFICATES
                    ----------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
                   Payment      Net WAC       Net WAC                                      Net WAC      Net WAC
       Period       Date        Rate(1)       Rate(2)        Period       Payment Date     Rate(1)      Rate(2)
    ---------------------------------------------------------------------------------------------------------------
          1        1/25/2004      7.72          7.72            36          12/25/2006       7.58        10.27
          2        2/25/2004      6.47          7.21            37          1/25/2007        7.34        10.79
          3        3/25/2004      6.92          7.21            38          2/25/2007        7.34        10.79
          4        4/25/2004      6.47          7.21            39          3/25/2007        8.12        11.94
          5        5/25/2004      6.69          7.21            40          4/25/2007        7.34        10.79
          6        6/25/2004      6.47          7.21            41          5/25/2007        7.58        11.43
          7        7/25/2004      6.69          7.21            42          6/25/2007        7.34        11.06
          8        8/25/2004      6.47          7.21            43          7/25/2007        7.58        12.30
          9        9/25/2004      6.47          7.22            44          8/25/2007        7.34        11.91
         10       10/25/2004      6.69          7.22            45          9/25/2007        7.34        11.91
         11       11/25/2004      6.47          7.23            46          10/25/2007       7.58        12.31
         12       12/25/2004      6.69          7.23            47          11/25/2007       7.34        12.18
         13        1/25/2005      6.47          7.24            48          12/25/2007       7.58        12.59
         14        2/25/2005      6.47          7.24            49          1/25/2008        7.34        12.35
         15        3/25/2005      7.16          7.25            50          2/25/2008        7.34        12.35
         16        4/25/2005      6.47          7.25            51          3/25/2008        7.84        13.21
         17        5/25/2005      6.69          7.26            52          4/25/2008        7.34        12.35
         18        6/25/2005      6.47          7.26            53          5/25/2008        7.58        13.05
         19        7/25/2005      6.69          7.27            54          6/25/2008        7.34        12.63
         20        8/25/2005      6.47          7.28            55          7/25/2008        7.58        13.05
         21        9/25/2005      6.47          7.28            56          8/25/2008        7.34        12.63
         22       10/25/2005      6.69          7.29            57          9/25/2008        7.34        12.63
         23       11/25/2005      6.47          7.30            58          10/25/2008       7.58        13.05
         24       12/25/2005      6.69          7.31            59          11/25/2008       7.34        12.66
         25        1/25/2006      6.99          8.35            60          12/25/2008       7.58        13.09
         26        2/25/2006      6.99          8.35            61          1/25/2009        7.34        12.66
         27        3/25/2006      7.74          9.25            62          2/25/2009        7.34        12.66
         28        4/25/2006      6.99          8.35            63          3/25/2009        8.12        14.02
         29        5/25/2006      7.22          8.63            64          4/25/2009        7.34        12.66
         30        6/25/2006      6.99          8.35            65          5/25/2009        7.58        13.09
         31        7/25/2006      7.22          9.51            66          6/25/2009        7.34        12.66
         32        8/25/2006      6.99          9.20            67          7/25/2009        7.58        13.09
         33        9/25/2006      6.99          9.20            68          8/25/2009        7.34        12.66
         34       10/25/2006      7.22          9.51            69          9/25/2009        7.34        12.66
         35       11/25/2006      7.34          9.94
    ---------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.17% and 6-month LIBOR remains constant at 1.23% and run at the prepayment assumption to call.
(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and further assumes payments are received from the Yield Maintenance Agreement.


                                       19

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


                                                  BOND SUMMARY (TO CALL)
                                                  ----------------------

--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                    0% HEP        11.50% HEP     17.25% HEP     23% HEP        28.75% HEP     34.50% HEP
                                         0% PPC         50% PPC        75% PPC       100% PPC        125% PPC       150% PPC
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)                     8.91           1.49           1.10           0.90           0.78           0.69
  Modified Duration (at par)               8.16           1.46           1.09           0.89           0.77           0.68
  First Principal Payment Date           1/25/2004     1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date            8/25/2020     1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Principal Payment Window (Months)         200            37             26             21             17             15

--------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                     19.11          3.95           2.72           2.10           1.72           1.46
  Modified Duration (at par)               14.55          3.69           2.58           2.01           1.66           1.42
  First Principal Payment Date           8/25/2020     1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Last Principal Payment Date            7/25/2025     11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Principal Payment Window (Months)         60             23             15             11             9              7

--------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                     23.50          6.26           4.07           3.00           2.36           1.98
  Modified Duration (at par)               15.97          5.54           3.74           2.81           2.23           1.89
  First Principal Payment Date           7/25/2025     11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Last Principal Payment Date            3/25/2029     7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Principal Payment Window (Months)         45             45             22             15             8              7

--------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                     26.79         11.97           7.61           5.00           3.60           2.59
  Modified Duration (at par)               15.13          8.97           6.24           4.36           3.25           2.39
  First Principal Payment Date           3/25/2029     7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Last Principal Payment Date            2/25/2032     8/25/2019      4/25/2015      8/25/2011      11/25/2008     12/25/2006
  Principal Payment Window (Months)         36             86             76             48             28             10

--------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                     28.15         15.65          11.32           8.53           6.20           4.48
  Modified Duration (at par)               13.83         10.17           8.17           6.61           5.10           3.85
  First Principal Payment Date           2/25/2032     8/25/2019      4/25/2015      8/25/2011      11/25/2008     12/25/2006
  Last Principal Payment Date            2/25/2032     8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)          1             1              1              12             24             33

--------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                     13.22          7.72           6.97           6.49           5.94           5.37
  Modified Duration (at par)               9.42           6.26           5.77           5.45           5.07           4.65
  First Principal Payment Date           1/25/2007     1/25/2007      1/25/2007      2/25/2007      6/25/2007      11/25/2007
  Last Principal Payment Date            2/25/2032     8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)         302           152            100             66             41             22

--------------------------------------------------------------------------------------------------------------------------------


                                       20

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


                                                          BOND SUMMARY (TO CALL)
                                                          ----------------------

---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                    0% HEP         11.50% HEP     17.25% HEP      23% HEP       28.75% HEP     34.50% HEP
                                         0% PPC          50% PPC        75% PPC        100% PPC       125% PPC       150% PPC
---------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)                     25.32          10.68           7.55           5.73           4.74           4.30
  Modified Duration (at par)               13.70           7.82           5.98           4.77           4.07           3.75
  First Principal Payment Date           4/25/2024      5/25/2009      9/25/2007      1/25/2007      3/25/2007      6/25/2007
  Last Principal Payment Date            2/25/2032      8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)          95            124             92             67             44             27

---------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                     25.32          10.68           7.55           5.73           4.69           4.14
  Modified Duration (at par)               13.15           7.64           5.88           4.70           3.98           3.59
  First Principal Payment Date           4/25/2024      5/25/2009      9/25/2007      1/25/2007      2/25/2007      3/25/2007
  Last Principal Payment Date            2/25/2032      8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)          95            124             92             67             45             30

---------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)                     25.32          10.68           7.55           5.73           4.67           4.07
  Modified Duration (at par)               12.15           7.32           5.69           4.58           3.88           3.45
  First Principal Payment Date           4/25/2024      5/25/2009      9/25/2007      1/25/2007      1/25/2007      2/25/2007
  Last Principal Payment Date            2/25/2032      8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)          95            124             92             67             46             31

---------------------------------------------------------------------------------------------------------------------------------

                                       21

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

                                                  BOND SUMMARY (TO CALL)
                                                  ----------------------

--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION               0% HEP         11.50% HEP      17.25% HEP     23% HEP        28.75% HEP       34.50% HEP
                                    0% PPC           50% PPC         75% PPC      100% PPC       125% PPC          150% PPC
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-II-A
  Average Life (Years)                18.50           4.13            2.87           2.16            1.64            1.38
  Modified Duration (at par)          15.65           3.90            2.76           2.09            1.60            1.35
  First Principal Payment Date      1/25/2004      1/25/2004        1/25/2004      1/25/2004      1/25/2004        1/25/2004
  Last Principal Payment Date       10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        8/25/2006
  Principal Payment Window (Months)    346            140              93             69              53              32

--------------------------------------------------------------------------------------------------------------------------------

CLASS A-II-B
  Average Life (Years)                18.51           4.14            2.87           2.16            1.64            1.38
  Modified Duration (at par)          15.66           3.90            2.76           2.09            1.60            1.35
  First Principal Payment Date      1/25/2004      1/25/2004        1/25/2004      1/25/2004      1/25/2004        1/25/2004
  Last Principal Payment Date       10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        8/25/2006
  Principal Payment Window (Months)    346            140              93             69              53              32

--------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)                26.50           7.77            5.25           4.33            4.28            3.42
  Modified Duration (at par)          20.92           7.14            4.95           4.12            4.08            3.29
  First Principal Payment Date      6/25/2026      11/25/2007       2/25/2007      5/25/2007      10/25/2007       8/25/2006
  Last Principal Payment Date       10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        6/25/2007
  Principal Payment Window (Months)     77             94              56             29              8               11

--------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)                26.50           7.77            5.24           4.17            3.79            3.36
  Modified Duration (at par)          19.24           6.92            4.83           3.91            3.58            3.19
  First Principal Payment Date      6/25/2026      11/25/2007       1/25/2007      3/25/2007      5/25/2007        1/25/2007
  Last Principal Payment Date       10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        6/25/2007
  Principal Payment Window (Months)     77             94              57             31              13               6

--------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)                26.50           7.77            5.24           4.10            3.57            3.07
  Modified Duration (at par)          17.24           6.64            4.69           3.75            3.31            2.87
  First Principal Payment Date      6/25/2026      11/25/2007       1/25/2007      1/25/2007      2/25/2007       10/25/2006
  Last Principal Payment Date       10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        6/25/2007
  Principal Payment Window (Months)     77             94              57             33              16               9

--------------------------------------------------------------------------------------------------------------------------------

                                       22

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

                                                      BOND SUMMARY (TO MATURITY)
                                                      --------------------------

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                      0% HEP        11.50% HEP     17.25% HEP      23% HEP       28.75% HEP     34.50% HEP
                                           0% PPC         50% PPC        75% PPC        100% PPC       125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)                       8.91           1.49           1.10           0.90           0.78           0.69
  Modified Duration (at par)                 8.16           1.46           1.09           0.89           0.77           0.68
  First Principal Payment Date            1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date             8/25/2020      1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Principal Payment Window (Months)          200             37             26             21             17             15

----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                      19.11           3.95           2.72           2.10           1.72           1.46
  Modified Duration (at par)                14.55           3.69           2.58           2.01           1.66           1.42
  First Principal Payment Date            8/25/2020      1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Last Principal Payment Date             7/25/2025      11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Principal Payment Window (Months)           60             23             15             11             9              7

----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                      23.50           6.26           4.07           3.00           2.36           1.98
  Modified Duration (at par)                15.97           5.54           3.74           2.81           2.23           1.89
  First Principal Payment Date            7/25/2025      11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Last Principal Payment Date             3/25/2029      7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Principal Payment Window (Months)           45             45             22             15             8              7

----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                      26.79          11.98           7.62           5.00           3.60           2.59
  Modified Duration (at par)                15.13           8.98           6.24           4.36           3.25           2.39
  First Principal Payment Date            3/25/2029      7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Last Principal Payment Date             3/25/2032      12/25/2019     6/25/2015      8/25/2011      11/25/2008     12/25/2006
  Principal Payment Window (Months)           37             90             78             48             28             10

----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                      28.88          20.60          15.40          11.69           8.12           4.88
  Modified Duration (at par)                13.98          11.85           9.96           8.26           6.21           4.10
  First Principal Payment Date            3/25/2032      12/25/2019     6/25/2015      8/25/2011      11/25/2008     12/25/2006
  Last Principal Payment Date             6/25/2033      7/25/2031      3/25/2027      5/25/2022      11/25/2018     3/25/2016
  Principal Payment Window (Months)           16            140            142            130            121            112

----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                      13.22           7.74           7.01           6.64           6.51           6.62
  Modified Duration (at par)                 9.42           6.26           5.79           5.54           5.46           5.53
  First Principal Payment Date            1/25/2007      1/25/2007      1/25/2007      2/25/2007      6/25/2007      11/25/2007
  Last Principal Payment Date             4/25/2033      4/25/2031      12/25/2026     3/25/2022      9/25/2018      1/25/2016
  Principal Payment Window (Months)          316            292            240            182            136             99

----------------------------------------------------------------------------------------------------------------------------------

                                       23

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


                                                BOND SUMMARY (TO MATURITY)
                                                --------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                       0% HEP        11.50% HEP     17.25% HEP     23% HEP        28.75% HEP     34.50% HEP
                                            0% HEP         50% PPC        75% PPC       100% PPC        125% PPC       150% PPC
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-I-1
  Average Life (Years)                       25.45          11.55           8.25           6.30           5.20           4.66
  Modified Duration (at par)                 13.73           8.14           6.32           5.09           4.36           3.99
  First Principal Payment Date             4/25/2024      5/25/2009      9/25/2007      1/25/2007      3/25/2007      6/25/2007
  Last Principal Payment Date              4/25/2033      12/25/2028     5/25/2023      12/25/2018     2/25/2016      12/25/2013
  Principal Payment Window (Months)           109            236            189            144            108             79

-----------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                       25.44          11.47           8.17           6.23           5.10           4.46
  Modified Duration (at par)                 13.18           7.92           6.17           4.98           4.23           3.80
  First Principal Payment Date             4/25/2024      5/25/2009      9/25/2007      1/25/2007      2/25/2007      3/25/2007
  Last Principal Payment Date              3/25/2033      5/25/2027      9/25/2021      9/25/2017      12/25/2014     12/25/2012
  Principal Payment Window (Months)           108            217            169            129             95             70

-----------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)                       25.42          11.25           7.99           6.08           4.95           4.28
  Modified Duration (at par)                 12.16           7.50           5.88           4.76           4.04           3.59
  First Principal Payment Date             4/25/2024      5/25/2009      9/25/2007      1/25/2007      1/25/2007      2/25/2007
  Last Principal Payment Date              1/25/2033      5/25/2025      9/25/2019      2/25/2016      9/25/2013      12/25/2011
  Principal Payment Window (Months)           106            193            145            110             81             59

-----------------------------------------------------------------------------------------------------------------------------------

                                       24

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------


                                                      BOND SUMMARY (TO MATURITY)
                                                      --------------------------

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                     0% HEP        11.50% HEP     17.25% HEP     23% HEP        28.75% HEP     34.50% HEP
                                          0% PPC         50% PPC        75% PPC       100% PPC        125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-II-A
  Average Life (Years)                      18.55           4.43           3.08           2.31           1.74           1.38
  Modified Duration (at par)                15.68           4.15           2.94           2.23           1.70           1.35
  First Principal Payment Date            1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date             12/25/2033     9/25/2027      10/25/2020     5/25/2016      6/25/2013      8/25/2006
  Principal Payment Window (Months)          360            285            202            149            114             32

----------------------------------------------------------------------------------------------------------------------------------

CLASS A-II-B
  Average Life (Years)                      18.56           4.43           3.09           2.31           1.74           1.38
  Modified Duration (at par)                15.69           4.15           2.94           2.23           1.70           1.35
  First Principal Payment Date            1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date             12/25/2033     9/25/2027      10/25/2020     5/25/2016      6/25/2013      8/25/2006
  Principal Payment Window (Months)          360            285            202            149            114             32

----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)                      26.62           8.50           5.77           4.69           4.72           4.70
  Modified Duration (at par)                20.99           7.71           5.39           4.44           4.49           4.46
  First Principal Payment Date            6/25/2026      11/25/2007     2/25/2007      5/25/2007      10/25/2007     8/25/2006
  Last Principal Payment Date             11/25/2033     3/25/2024      11/25/2017     3/25/2014      10/25/2011     5/25/2011
  Principal Payment Window (Months)           90            197            130             83             49             58

----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)                      26.62           8.41           5.69           4.48           4.04           3.58
  Modified Duration (at par)                19.30           7.38           5.19           4.17           3.79           3.38
  First Principal Payment Date            6/25/2026      11/25/2007     1/25/2007      3/25/2007      5/25/2007      1/25/2007
  Last Principal Payment Date             10/25/2033     5/25/2022      7/25/2016      2/25/2013      1/25/2011      7/25/2009
  Principal Payment Window (Months)           89            175            115             72             45             31

----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)                      26.57           8.10           5.47           4.26           3.70           3.17
  Modified Duration (at par)                17.27           6.86           4.86           3.88           3.42           2.96
  First Principal Payment Date            6/25/2026      11/25/2007     1/25/2007      1/25/2007      2/25/2007      10/25/2006
  Last Principal Payment Date             7/25/2033      9/25/2019      8/25/2014      9/25/2011      12/25/2009     9/25/2008
  Principal Payment Window (Months)           86            143             92             57             35             24

----------------------------------------------------------------------------------------------------------------------------------

                                       25

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

                                                GROUP I MORTGAGE LOANS
                                                ----------------------

---------------------------------------------------------------------------------------------------------------------------------
Summary                                                                         Total                Minimum            Maximum
---------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                $400,033,218.76
Number of Loans                                                                  3,607

Average Current Loan Balance                                               $110,904.69             $10,000.00        $749,366.80
(1) (2) Weighted Average Original Loan-to-Value Ratio                           79.26%                  6.00%            100.00%
(1) Weighted Average Mortgage Rate                                               7.61%                  5.00%             13.99%
(1) Weighted Average Net Mortgage Rate                                           7.15%                  4.67%             13.41%
(1) Weighted Average Remaining Term to Stated Maturity (months)                    335                    118                360
(1) (3) Weighted Average Credit Score                                              639                    481                810
---------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
(3) 99.90% of the Group I Mortgage Loans have Credit Scores.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of Cut-Off Date
                                                      Range                                                  Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
         Product Type                                  Fixed                                                       100.00%

         Lien                                          First                                                        94.74%
                                                       Second                                                        5.26%

         Property Type                                 Single-family detached                                       80.33%
                                                       Planned Unit Developments (detached)                          5.20%
                                                       Condo Low-Rise (less than 5 stories)                          2.72%
                                                       Planned Unit Developments (attached)                          2.43%
                                                       Manufactured Home                                             1.71%
                                                       Townhouse                                                     0.90%
                                                       Condo High-Rise (8 stories or more)                           0.01%
                                                       Leasehold                                                     0.04%
                                                       Two to four family units                                      6.66%

         Occupancy Status                              Primary Residence                                            93.41%
                                                       Non Owner-occupied                                            5.71%
                                                       Second/Vacation                                               0.88%

         Documentation Type                            Full Documentation                                           81.59%
                                                       Reduced Documentation                                        18.41%


         Loans with Prepayment Penalties                                                                            73.44%

         Loans serviced by HomeComings                                                                              77.79%

---------------------------------------------------------------------------------------------------------------------------------

                                       26

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------------------
                                           Number of                                        Average    Weighted Average
                Range of                    Mortgage       Principal      Percentage of    Principal    Loan-to-Value
              Credit Scores                  Loans          Balance       Group I Loans     Balance         Ratio*
---------------------------------------------------------------------------------------------------------------------------
 499 or less                                    1              $40,600        0.01 %         $40,600        70.00 %
 500 - 519                                     15            1,019,815        0.25            67,988        71.29
 520 - 539                                     59            5,176,240        1.29            87,733        70.64
 540 - 559                                    178           13,565,624        3.39            76,211        73.51
 560 - 579                                    276           25,133,728        6.28            91,064        77.55
 580 - 599                                    369           36,667,285        9.17            99,369        77.76
 600 - 619                                    629           65,616,435       16.40           104,319        80.22
 620 - 639                                    662           72,820,548       18.20           110,001        80.66
 640 - 659                                    517           61,172,076       15.29           118,321        81.09
 660 - 679                                    367           45,603,144       11.40           124,259        80.54
 680 - 699                                    182           22,338,630        5.58           122,740        79.08
 700 - 719                                    122           16,026,516        4.01           131,365        79.32
 720 - 739                                     86           12,923,148        3.23           150,269        77.35
 740 - 759                                     62            9,950,783        2.49           160,496        78.18
 760 or greater                                75           11,567,868        2.89           154,238        73.86
---------------------------------------------------------------------------------------------------------------------------
SUBTOTAL WITH CREDIT SCORES                 3,600          399,622,441       99.90           111,006        79.27
Not Available**                                 7              410,778        0.10            58,683        68.51
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,607         $400,033,219       100.00 %       $110,905        79.26 %
---------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

**Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
           Range of Original         Number of                                        Average     Weighted    Weighted Average
             Mortgage Loan            Mortgage       Principal      Percentage of    Principal     Average      Loan-to-Value
          Principal Balances($)        Loans         Balance       Group I Loans     Balance    Credit Score       Ratio*
----------------------------------------------------------------------------------------------------------------------------------

      1 - 100,000                     2,054         $114,710,132       28.68 %         $55,847         627           80.25 %
100,001 - 200,000                     1,063          150,725,093       37.68           141,792         638           78.28
200,001 - 300,000                       366           88,751,954       22.19           242,492         645           78.86
300,001 - 400,000                        99           34,026,552        8.51           343,703         655           80.69
400,001 - 500,000                        21            9,399,314        2.35           447,586         684           80.65
500,001 - 600,000                         3            1,670,807        0.42           556,936         679           88.12
700,001 - 750,000                         1              749,367        0.19           749,367         636           69.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,607         $400,033,219       100.00 %       $110,905         639           79.26 %
---------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                                       27

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------------------------
                                      Number of                                        Average      Weighted    Weighted Average
                Range of               Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
            Mortgage Rate (%)           Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
---------------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                             12           $2,488,246        0.62 %         207,354         710          62.57 %
5.000 - 5.499                             82           16,270,294        4.07           198,418         715          72.94
5.500 - 5.999                            223           42,598,013       10.65           191,022         672          74.58
6.000 - 6.499                            378           67,258,029       16.81           177,931         652          78.02
6.500 - 6.999                            468           69,224,722       17.30           147,916         644          79.57
7.000 - 7.499                            590           69,292,239       17.32           117,444         626          78.17
7.500 - 7.999                            516           53,514,289       13.38           103,710         622          80.03
8.000 - 8.499                            395           37,103,106        9.28            93,932         617          81.96
8.500 - 8.999                            233           15,251,611        3.81            65,458         609          83.68
9.000 - 9.499                            191           10,474,854        2.62            54,842         602          85.38
9.500 - 9.999                            153            6,593,021        1.65            43,092         615          87.40
10.000 - 10.499                           91            3,348,741        0.84            36,799         613          90.27
10.500 - 10.999                           78            2,340,444        0.59            30,006         608          95.83
11.000 - 11.499                           20              681,768        0.17            34,088         591          88.96
11.500 - 11.999                           17              444,119        0.11            26,125         622          97.87
12.000 - 12.499                            7              121,689        0.03            17,384         582         100.00
12.500 - 12.999                           60            1,509,660        0.38            25,161         595          99.66
13.000 - 13.499                           93            1,518,373        0.38            16,327         574          98.99
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,607         $400,033,219       100.00 %       $110,905         639          79.26 %
--------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


MORTGAGE RATES OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------------------------------------
           Range of Original          Number of                                         Average     Weighted      Weighted Average
             Mortgage Loan             Mortgage       Principal      Percentage of     Principal     Average        Loan-to-Value
          Principal Balances($)         Loans          Balance       Group I Loans      Balance    Credit Score         Ratio*
-----------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                              23           $5,339,027        1.33 %        $232,132         731          68.59 %
5.500 - 5.999                              90           17,100,788        4.27           190,009         708          73.58
6.000 - 6.499                             179           34,806,854        8.70           194,452         674          74.82
6.500 - 6.999                             482           85,877,372       21.47           178,169         653          78.67
7.000 - 7.499                             403           56,744,528       14.18           140,805         643          78.75
7.500 - 7.999                             626           74,914,522       18.73           119,672         624          78.27
8.000 - 8.499                             460           45,097,668       11.27            98,038         628          80.45
8.500 - 8.999                             400           38,307,291        9.58            95,768         610          81.69
9.000 - 9.499                             214           13,996,230        3.50            65,403         599          81.95
9.500 - 9.999                             207           10,971,450        2.74            53,002         603          85.19
10.000 - 10.499                           125            5,805,484        1.45            46,444         608          86.97
10.500 - 10.999                           113            4,105,002        1.03            36,327         613          90.89
11.000 - 11.499                            61            1,983,450        0.50            32,516         610          94.50
11.500 - 11.999                            45            1,334,712        0.33            29,660         596          92.44
12.000 - 12.499                            17              448,119        0.11            26,360         621          97.00
12.500 - 12.999                             8              159,999        0.04            20,000         589         100.00
13.000 - 13.499                            61            1,522,350        0.38            24,957         595          99.66
13.500 - 13.999                            93            1,518,373        0.38            16,327         574          98.99
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  3,607         $400,033,219       100.00 %       $110,905         639          79.26 %
-----------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                                       28

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------------------------
                                          Number of                                        Average      Weighted
            Range of Original             Mortgage       Principal      Percentage of    Principal      Average
         Loan-to-Value Ratios (%)          Loans          Balance       Group I Loans     Balance     Credit Score
------------------------------------------------------------------------------------------------------------------

 0.01 - 50.00                               162        $16,024,114           4.01          $98,914         636
50.01 - 55.00                                72          8,153,727           2.04          113,246         644
55.01 - 60.00                               108         12,256,382           3.06          113,485         644
60.01 - 65.00                               121         15,664,770           3.92          129,461         636
65.01 - 70.00                               244         30,879,686           7.72          126,556         630
70.01 - 75.00                               267         34,998,855           8.75          131,082         636
75.01 - 80.00                               794        103,135,685          25.78          129,894         642
80.01 - 85.00                               492         65,817,331          16.45          133,775         636
85.01 - 90.00                               527         72,797,569          18.20          138,136         640
90.01 - 95.00                               213         23,264,980           5.82          109,225         655
95.01 - 100.00                              607         17,040,120           4.26           28,073         632
------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607       $400,033,219         100.00 %       $110,905         639
------------------------------------------------------------------------------------------------------------------



Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated  using the combined
Loan-to-Value ratio.


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------------------------
                                    Number of                                         Average      Weighted     Weighted Average
                                    Mortgage       Principal      Percentage of     Principal      Average       Loan-to-Value
         State or Territory          Loans           Balance       Group I Loans      Balance     Credit Score       Ratio*
---------------------------------------------------------------------------------------------------------------------------------

California                              337        $70,088,963         17.52 %        $207,979         644           78.12 %
Florida                                 351         33,463,857          8.37            95,339         627           79.10
Georgia                                 180         15,543,089          3.89            86,350         636           82.23
Maryland                                120         17,637,767          4.41           146,981         641           79.39
Massachusetts                            70         13,941,292          3.49           199,161         657           73.27
New Jersey                               94         17,534,722          4.38           186,540         637           78.11
New York                                175         31,588,703          7.90           180,507         651           73.62
Ohio                                    128         12,857,523          3.21           100,449         646           82.47
Texas                                   272         20,776,951          5.19            76,386         630           78.95
Virginia                                121         12,270,152          3.07           101,406         643           81.38
Other                                 1,759        154,330,200         38.58            87,737         636           80.93
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,607       $400,033,219         100.00 %       $110,905         639           79.26 %
---------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                                       29

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted    Weighted Average
                                    Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
            Loan Purpose             Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
------------------------------------------------------------------------------------------------------------------------------

Equity Refinance                    2,419         $299,964,376       74.98 %        $124,003         635          78.06 %
Purchase                              944           70,878,738       17.72            75,083         655          85.17
Rate/Term Refinance                   244           29,190,105        7.30           119,632         644          77.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,607         $400,033,219       100.00 %       $110,905         639          79.26 %
-------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted    Weighted Average
                                    Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
        Documentation Type           Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    3,038        $326,371,609       81.59 %        $107,430         638           80.54 %
Reduced Documentation                   569          73,661,609       18.41           129,458         646           73.59
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,607        $400,033,219       100.00 %       $110,905         639           79.26 %
------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


OCCUPANCY TYPE OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted    Weighted Average
                                    Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
         Occupancy  Type             Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
------------------------------------------------------------------------------------------------------------------------------

Primary Residence                     3,337         $373,680,417        93.41 %       $111,981         638           79.51 %
Non Owner-occupied                      239           22,849,066        5.71            95,603         661           75.83
Second/Vacation                          31            3,503,736        0.88           113,024         659           74.76
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,607         $400,033,219       100.00 %       $110,905         639           79.26 %
------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                                       30

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MORTGAGE PROPERTY TYPES OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted    Weighted Average
                                    Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
            Property Type            Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
------------------------------------------------------------------------------------------------------------------------------

Single Family (detached)             2,967         $321,334,006       80.33 %        $108,303         638          79.53 %
Two-to-four family                     171           26,649,070        6.66           155,843         657          74.97
Detached PUD                           161           20,785,516        5.20           129,103         626          80.87
Condo under 5 stories                   82           10,898,243        2.72           132,905         653          77.04
Attached PUD                            85            9,723,865        2.43           114,398         641          84.45
Manufactured Home                       92            6,829,301        1.71            74,232         640          75.32
Townhouse/Rowhouse                      46            3,601,393        0.90            78,291         639          77.38
Leasehold                                2              153,858        0.04            76,929         647          89.72
Condo over 8 stories                     1               57,966        0.01            57,966         623          48.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,607        $400,033,219      100.00 %        $110,905         639          79.26 %
-------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

CREDIT GRADES OF THE GROUP I LOANS


------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted    Weighted Average
                                    Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
           Credit Grade              Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
------------------------------------------------------------------------------------------------------------------------------

A4                                   1,581        $202,498,231        50.62 %       $128,082         660          79.77 %
AX                                   1,321         133,613,175        33.40          101,145         635          80.01
AM                                     436          40,654,877        10.16           93,245         588          78.32
B                                      192          16,859,942         4.21           87,812         570          74.84
C                                       55           4,580,033         1.14           83,273         554          66.27
CM                                      22           1,826,961         0.46           83,044         558          61.69
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,607        $400,033,219       100.00 %       $110,905         639          79.26 %
-------------------------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS


------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted    Weighted Average
                                    Mortgage       Principal      Percentage of    Principal      Average      Loan-to-Value
  Prepayment Penalty Term            Loans          Balance       Group I Loans     Balance     Credit Score       Ratio*
------------------------------------------------------------------------------------------------------------------------------

12 Months                              165         $27,486,992         6.87 %       $166,588         645          77.25 %
24 Months                              223          30,471,767         7.62          136,645         650          78.81
36 Months                            1,866         231,079,985        57.77          123,837         641          79.09
60 Months                               44           4,520,076         1.13          102,729         620          77.06
None                                 1,305         106,262,800        26.56           81,427         630          80.35
Other                                    4             211,599         0.05           52,900         599          85.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,607         $400,033,219       100.00 %       $110,905         639          79.26 %
------------------------------------------------------------------------------------------------------------------------------

 *With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


                                       31

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------


                                                       GROUP II-A MORTGAGE LOANS
                                                       -------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary                                                                 Total                      Minimum            Maximum
------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                             $519,833,537.39
Number of Loans                                                               3,772

Average Current Loan Balance                                            $137,813.77             $20,000.00        $389,300.00
(1) Weighted Average Original Loan-to-Value Ratio                            82.33%                 19.00%             95.00%
(1) Weighted Average Mortgage Rate                                            7.21%                  4.60%             11.63%
(1) Weighted Average Net Mortgage Rate                                        6.68%                  4.02%             11.05%
(1) Weighted Average Note Margin                                              6.87%                  0.60%             11.48%
(1) Weighted Average Maximum Mortgage Rate                                   13.60%                 10.60%             17.88%
(1) Weighted Average Minimum Mortgage Rate                                    7.36%                  2.75%             11.63%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)                  26                     12                 38
(1) Weighted Average Remaining Term to Stated Maturity (months)                 360                    348                360
(1) (2) Weighted Average Credit Score                                           618                    480                804
------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 99.79% of the Group II-A Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of Cut-Off Date
                                                       Range                                             Principal Balance
------------------------------------------------------------------------------------------------------------------------------

         Product Type                                  ARM                                                         100.00%

         Lien                                          First                                                       100.00%

         Property Type                                 Single-family detached                                       81.56%
                                                       Planned Unit Developments (detached)                          7.45%
                                                       Condo Low-Rise (less than 5 stories)                          4.06%
                                                       Two- to four- family units                                    3.82%
                                                       Planned Unit Developments (attached)                          1.79%
                                                       Townhouse                                                     0.76%
                                                       Manufactured Home                                             0.47%
                                                       Condo High-Rise (9 or more stories)                           0.07%
                                                       Condo Mid-Rise (5 - 8 stories)                                0.01%


         Occupancy Status                              Primary Residence                                            94.77%
                                                       Non Owner-occupied                                            4.29%
                                                       Second/Vacation                                               0.94%

         Documentation Type                            Full Documentation                                           80.48%
                                                       Reduced Documentation                                        19.52%


         Loans with Prepayment Penalties                                                                            74.33%

         Loans serviced by HomeComings                                                                              92.63%
-------------------------------------------------------------------------------------------------------------------------------

                                       32

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------
                                   Number of                                         Average     Weighted Average
            Range of                Mortgage       Principal     Percentage of      Principal      Loan-to-Value
          Credit Scores              Loans          Balance     Group II-A Loans     Balance           Ratio
------------------------------------------------------------------------------------------------------------------

 499 or less                            7           $419,547          0.08 %         $59,935         66.37 %
 500 - 519                             26          2,354,238          0.45            90,548         70.35
 520 - 539                            141         15,989,021          3.08           113,397         74.77
 540 - 559                            328         40,240,542          7.74           122,685         78.76
 560 - 579                            498         64,045,636         12.32           128,606         81.09
 580 - 599                            480         66,102,851         12.72           137,714         81.20
 600 - 619                            623         83,377,660         16.04           133,833         83.88
 620 - 639                            618         90,654,476         17.44           146,690         83.92
 640 - 659                            417         60,955,856         11.73           146,177         83.19
 660 - 679                            288         43,554,300          8.38           151,230         83.79
 680 - 699                            142         22,426,655          4.31           157,934         84.14
 700 - 719                             79         11,444,444          2.20           144,866         84.42
 720 - 739                             51          8,242,717          1.59           161,622         82.23
 740 - 759                             38          5,829,928          1.12           153,419         83.23
 760 or greater                        21          3,085,914          0.59           146,948         83.02
-------------------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        3,757        518,723,785         99.79           138,069         82.34
 Not Available*                        15          1,109,752          0.21            73,983         74.23
-------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,772       $519,833,537        100.00 %        $137,814         82.33 %
-------------------------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------------
     Range of Original           Number of                                          Average      Weighted    Weighted Average
      Mortgage Loan               Mortgage        Principal       Percentage of    Principal      Average      Loan-to-Value
    Principal Balances ($)         Loans           Balance      Group II-A Loans    Balance     Credit Score       Ratio
------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                         1,301        $96,644,368          18.59 %        $74,285         608           80.19 %
100,001 - 200,000                   1,812        258,913,107          49.81          142,888         614           82.46
200,001 - 300,000                     597        144,802,963          27.86          242,551         628           82.90
300,001 - 400,000                      62         19,473,100           3.75          314,082         630           86.90
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,772       $519,833,537         100.00 %       $137,814         618           82.33 %
------------------------------------------------------------------------------------------------------------------------------

                                       33

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------------
                                 Number of                                          Average      Weighted    Weighted Average
      Range of Net                Mortgage        Principal       Percentage of    Principal      Average      Loan-to-Value
    Mortgage Rates (%)             Loans           Balance      Group II-A Loans    Balance     Credit Score       Ratio
------------------------------------------------------------------------------------------------------------------------------

4.000 - 4.499                        13          $2,138,485           0.41 %       $164,499           693           76.61 %
4.500 - 4.999                        43           7,565,113           1.46          175,933           667           79.13
5.000 - 5.499                       175          30,937,680           5.95          176,787           651           79.52
5.500 - 5.999                       451          72,111,244          13.87          159,892           637           81.13
6.000 - 6.499                       834         124,058,044          23.86          148,751           626           82.16
6.500 - 6.999                       750         105,643,068          20.32          140,857           618           83.01
7.000 - 7.499                       671          87,660,311          16.86          130,641           604           83.55
7.500 - 7.999                       408          46,829,168           9.01          114,777           593           82.94
8.000 - 8.499                       231          24,522,121           4.72          106,156           579           83.27
8.500 - 8.999                       109          11,512,374           2.21          105,618           576           84.78
9.000 - 9.499                        55           4,751,580           0.91           86,392           571           77.46
9.500 - 9.999                        22           1,553,810           0.30           70,628           557           80.62
10.000 - 10.499                       7             420,799           0.08           60,114           553           78.86
10.500 - 10.999                       2              99,248           0.02           49,624           510           73.38
11.000 - 11.499                       1              30,492           0.01           30,492           520           52.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,772        $519,833,537         100.00 %       $137,814           618           82.33 %
-----------------------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------------
                                 Number of                                          Average      Weighted    Weighted Average
        Range of                  Mortgage        Principal       Percentage of    Principal      Average      Loan-to-Value
    Mortgage Rates (%)             Loans           Balance      Group II-A Loans    Balance     Credit Score       Ratio
------------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                        14          $2,302,885           0.44 %       $164,492         710           78.29 %
5.000 - 5.499                        42           7,465,051           1.44          177,739         672           79.93
5.500 - 5.999                       187          33,321,744           6.41          178,191         656           80.37
6.000 - 6.499                       380          61,836,561          11.90          162,728         636           81.28
6.500 - 6.999                       890         133,960,827          25.77          150,518         628           82.11
7.000 - 7.499                       648          89,352,104          17.19          137,889         620           82.89
7.500 - 7.999                       754          99,913,902          19.22          132,512         605           83.38
8.000 - 8.499                       366          41,352,374           7.95          112,985         588           82.31
8.500 - 8.999                       287          31,392,479           6.04          109,381         579           83.86
9.000 - 9.499                        97          10,065,910           1.94          103,772         570           83.75
9.500 - 9.999                        70           6,471,512           1.24           92,450         568           78.56
10.000 - 10.499                      23           1,586,153           0.31           68,963         562           82.20
10.500 - 10.999                      10             642,310           0.12           64,231         546           76.68
11.000 - 11.499                       3             139,233           0.03           46,411         510           71.55
11.500 - 11.999                       1              30,492           0.01           30,492         520           52.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,772        $519,833,537         100.00 %       $137,814         618           82.33 %
-----------------------------------------------------------------------------------------------------------------------------

                                       34

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

-------------------------------------------------------------------------------------------------------------
                                  Number of                                        Average       Weighted
    Range of Original              Mortgage       Principal      Percentage of    Principal       Average
 Loan-to-Value Ratios (%)           Loans          Balance     Group II-A Loans    Balance      Credit Score
-------------------------------------------------------------------------------------------------------------
0.01 - 50.00                           89         $8,409,928          1.62 %       $94,494           596
50.01 - 55.00                          34          4,772,111          0.92         140,356           596
55.01 - 60.00                          67          7,463,990          1.44         111,403           601
60.01 - 65.00                          97         13,250,763          2.55         136,606           592
65.01 - 70.00                         205         24,260,741          4.67         118,345           591
70.01 - 75.00                         259         34,216,143          6.58         132,109           608
75.01 - 80.00                       1,107        153,205,618         29.47         138,397           626
80.01 - 85.00                         611         84,941,671         16.34         139,021           612
85.01 - 90.00                         874        127,321,725         24.49         145,677           610
90.01 - 95.00                         429         61,990,847         11.93         144,501           646
-------------------------------------------------------------------------------------------------------------
TOTAL:                              3,772       $519,833,537        100.00 %      $137,814           618
-------------------------------------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------------
                                 Number of                                        Average      Weighted     Weighted Average
                                  Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
    State or Territory             Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------------
California                          484        $96,857,438         18.63 %      $200,119         628             80.61 %
Colorado                            105         18,377,854          3.54         175,027         628             83.14
Florida                             344         42,511,514          8.18         123,580         617             80.93
Georgia                             170         22,868,216          4.40         134,519         609             83.79
Illinois                            221         32,327,059          6.22         146,276         621             82.31
Michigan                            262         28,880,000          5.56         110,229         609             81.58
Minnesota                           188         29,672,634          5.71         157,833         619             82.15
Texas                               159         19,351,677          3.72         121,709         600             84.47
Wisconsin                           177         20,034,244          3.85         113,188         613             82.53
Ohio                                146        $15,719,789          3.02         107,670         615             85.18
Other                             1,516       $193,233,112         37.17         127,462         615             82.92
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,772       $519,833,537         100.00 %     $137,814         618             82.33 %
------------------------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.

                                       35

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------------
                                 Number of                                        Average      Weighted     Weighted Average
                                  Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
       Loan Purpose                Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                   2,393       $335,086,131        64.46 %       $140,028         611            81.87 %
Purchase                           1,125        149,917,405        28.84          133,260         632            83.17
Rate/Term Refinance                  254         34,830,002         6.70          137,126         621            83.11
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,772       $519,833,537       100.00 %       $137,814         618            82.33 %
-----------------------------------------------------------------------------------------------------------------------------



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------------
                                 Number of                                        Average      Weighted     Weighted Average
                                  Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
  Documentation Type               Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                 3,117       $418,376,273        80.48 %        $134,224         612            83.75 %
Reduced Documentation                655        101,457,265        19.52           154,897         639            76.47
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,772       $519,833,537       100.00 %        $137,814         618            82.33 %
-----------------------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------
                                Number of                                        Average      Weighted     Weighted Average
                                 Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
  Occupancy Type                  Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
----------------------------------------------------------------------------------------------------------------------------
Primary Residence                 3,508       $492,627,204        94.77 %       $140,430         616            82.51 %
Non Owner-occupied                  227         22,299,358         4.29           98,235         657            78.39
Second/Vacation                      37          4,906,975         0.94          132,621         646            81.91
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,772       $519,833,537       100.00 %       $137,814         618            82.33 %
----------------------------------------------------------------------------------------------------------------------------

                                       36

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

-------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted     Weighted Average
                                    Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
  Occupancy Type                     Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
-------------------------------------------------------------------------------------------------------------------------------
Single Family (detached)             3,150       $423,983,127         81.56 %      $134,598          616            82.40 %
Detached PUD                           226         38,727,569          7.45         171,361          617            83.69
Condo under 5 stories                  144         21,096,061          4.06         146,500          632            81.86
Two-to-four family                     124         19,868,677          3.82         160,231          640            78.87
Attached PUD                            58          9,311,541          1.79         160,544          619            84.88
Townhouse/Rowhouse                      36          3,950,918          0.76         109,748          606            81.03
Manufactured Home                       31          2,463,842          0.47          79,479          601            74.87
Condo High-Rise (9 or more stories)      2            371,849          0.07         185,924          590            73.12
Condo Mid-Rise (5-8 stories)             1             59,953          0.01          59,953          602            69.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,772       $519,833,537        100.00 %     $137,814           618            82.33 %
--------------------------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-A LOANS

-------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted     Weighted Average
                                    Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
  Credit Grade                       Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
-------------------------------------------------------------------------------------------------------------------------------
A4                                  1,692       $246,302,941         47.38 %        $145,569         649           84.52 %
AX                                    879        124,421,196         23.93           141,549         612           82.23
AM                                    639         85,303,473         16.41           133,495         580           82.12
B                                     340         40,014,352          7.70           117,689         558           77.52
C                                     151         16,740,984          3.22           110,867         555           71.01
CM                                     71          7,050,592          1.36            99,304         543           64.03
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,772       $519,833,537        100.00 %        $137,814         618           82.33 %
-------------------------------------------------------------------------------------------------------------------------------

                                       37

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                        Average      Weighted     Weighted Average
                             Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
   Prepayment Penalty Term    Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
12 Months                        171      $30,649,144          5.90 %        $179,235         634           82.64 %
24 Months                      1,803      258,754,835         49.78           143,513         617           82.21
36 Months                        734       95,949,090         18.46           130,721         621           83.45
None                           1,058      133,424,068         25.67           126,110         613           81.63
Other                              6        1,056,400          0.20           176,067         600           86.92
------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,772     $519,833,537        100.00 %        $137,814         618           82.33 %
------------------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-A LOANS

-------------------------------------------------------------------------------------------------------------------------------
                                   Number of                                        Average      Weighted     Weighted Average
       Range of                     Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
    Note Margins (%)                 Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
-------------------------------------------------------------------------------------------------------------------------------
0.500 - 0.999                          1           $279,790          0.05 %        $279,790         683           80.00 %
1.000 - 1.499                          1            120,000          0.02           120,000         613           80.00
2.500 - 2.999                          1             69,940          0.01            69,940         678           42.00
3.500 - 3.999                          2            299,400          0.06           149,700         628           77.22
4.000 - 4.499                         10          1,581,160          0.30           158,116         685           78.29
4.500 - 4.999                         64         10,958,616          2.11           171,228         646           78.58
5.000 - 5.499                        189         31,076,015          5.98           164,423         629           80.60
5.500 - 5.999                        496         81,083,499         15.60           163,475         632           84.59
6.000 - 6.499                        421         64,679,261         12.44           153,632         624           82.16
6.500 - 6.999                        712        104,117,386         20.03           146,232         632           81.54
7.000 - 7.499                        574         75,147,660         14.46           130,919         623           81.36
7.500 - 7.999                        532         65,377,934         12.58           122,891         606           83.24
8.000 - 8.499                        394         47,823,046          9.20           121,378         582           83.49
8.500 - 8.999                        201         21,596,265          4.15           107,444         575           82.92
9.000 - 9.499                         98          9,787,602          1.88            99,873         566           82.12
9.500 - 9.999                         48          3,952,142          0.76            82,336         552           75.42
10.000 - 10.499                       17          1,207,563          0.23            71,033         553           78.06
10.500 - 10.999                        7            507,053          0.10            72,436         535           75.62
11.000 - 11.499                        4            169,205          0.03            42,301         519           69.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,772       $519,833,537        100.00 %        $137,814         618           82.33 %
------------------------------------------------------------------------------------------------------------------------------

                                       38

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MAXIMUM MORTGAGED RATES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                        Average      Weighted     Weighted Average
   Range of Maximum          Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
   Mortgage Rates (%)         Loans         Balance      Group II-A Loans    Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                 11         $1,910,626          0.37 %        $173,693         704           79.50 %
11.000 - 11.999                124         19,748,213          3.80           159,260         664           80.67
12.000 - 12.999                905        138,202,630         26.59           152,710         635           80.65
13.000 - 13.999              1,386        198,114,991         38.11           142,940         619           83.04
14.000 - 14.999                918        117,258,056         22.56           127,732         601           83.21
15.000 - 15.999                297         32,249,312          6.20           108,584         582           83.01
16.000 - 16.999                114         11,109,234          2.14            97,449         569           82.34
17.000 - 17.999                 17          1,240,475          0.24            72,969         565           83.85
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,772       $519,833,537        100.00 %        $137,814         618           82.33 %
------------------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
   Range of Minimum          Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
   Mortgage Rates (%)         Loans         Balance      Group II-A Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                     1            $69,940          0.01 %         $69,940         678           42.00 %
3.000 - 3.999                     1            176,800          0.03           176,800         664           85.00
4.000 - 4.999                    12          1,980,226          0.38           165,019         704           79.52
5.000 - 5.999                   175         30,106,565          5.79           172,038         653           81.35
6.000 - 6.999                 1,040        164,748,447         31.69           158,412         635           81.87
7.000 - 7.999                 1,477        203,550,292         39.16           137,813         618           82.42
8.000 - 8.999                   817         95,661,488         18.40           117,089         586           83.62
9.000 - 9.999                   208         20,683,915          3.98            99,442         570           81.39
10.000 - 10.999                  37          2,686,659          0.52            72,612         551           79.02
11.000 - 11.999                   4            169,205          0.03            42,301         519           69.34
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,772       $519,833,537        100.00 %        $137,814         618           82.33 %
-------------------------------------------------------------------------------------------------------------------------

                                       39

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
   Next Interest Rate        Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
    Adjustment Date           Loans         Balance      Group II-A Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
November-04                       1           $110,059           0.02 %       $110,059         623           80.00 %
January-05                        2            178,512           0.03           89,256         574           80.00
February-05                       1             74,807           0.01           74,807         619           80.00
March-05                          5            507,386           0.10          101,477         620           81.76
May-05                            1            238,337           0.05          238,337         661           80.00
June-05                           2            253,928           0.05          126,964         640           76.57
July-05                          13          1,546,214           0.30          118,940         618           93.17
August-05                        19          2,835,034           0.55          149,212         599           86.70
September-05                    127         18,307,369           3.52          144,153         622           84.53
October-05                      691        103,712,657          19.95          150,091         625           82.32
November-05                   1,890        254,427,177          48.94          134,618         611           82.15
December-05                     174         22,793,987           4.38          131,000         612           81.24
April-06                          1            111,575           0.02          111,575         581           80.00
July-06                           4            393,575           0.08           98,394         623           75.15
August-06                         4            716,549           0.14          179,137         607           76.95
September-06                     18          2,308,419           0.44          128,246         620           82.97
October-06                      205         30,109,727           5.79          146,877         639           85.39
November-06                     479         63,295,867          12.18          132,142         623           82.07
December-06                     125         16,388,410           3.15          131,107         614           78.84
January-07                       10          1,523,950           0.29          152,395         649           76.69
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,772       $519,833,537          100.00 %      $137,814         618           82.33 %
-------------------------------------------------------------------------------------------------------------------------

                                       40

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

                                                      GROUP II-B MORTGAGE LOANS
                                                      -------------------------
---------------------------------------------------------------------------------------------------------------------------------
Summary                                                                         Total                Minimum             Maximum
---------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                               $519,647,826.06
Number of Loans                                                                 3,496

Average Current Loan Balance                                              $148,640.68             $25,000.00        $650,000.00
(1) Weighted Average Original Loan-to-Value Ratio                              82.83%                 18.00%             95.00%
(1) Weighted Average Mortgage Rate                                              7.21%                  4.49%             11.50%
(1) Weighted Average Net Mortgage Rate                                          6.69%                  4.04%             10.92%
(1) Weighted Average Note Margin                                                6.88%                  0.50%             11.63%
(1) Weighted Average Maximum Mortgage Rate                                     13.61%                  9.60%             17.99%
(1) Weighted Average Minimum Mortgage Rate                                      7.36%                  4.49%             11.63%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)                    26                      5                 62
(1) Weighted Average Remaining Term to Stated Maturity (months)                   360                    347                360
(1) (2) Weighted Average Credit Score                                             618                    479                795
--------------------------------------------------------------------------------------------------------------------------------


(1) Weighted Average reflected in Total.
(2) 99.79% of the Group II-B Mortgage Loans have Credit Scores.



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of Cut-Off Date
                                                       Range                                                 Principal Balance
--------------------------------------------------------------------------------------------------------------------------------
         Product Type                                  ARM                                                         100.00%

         Lien                                          First                                                       100.00%

         Property Type                                 Single-family detached                                       81.03%
                                                       Planned Unit Developments (detached)                          7.99%
                                                       Condo Low-Rise (less than 5 stories)                          3.80%
                                                       Two- to four- family units                                    2.87%
                                                       Planned Unit Developments (attached)                          2.75%
                                                       Townhouse                                                     0.68%
                                                       Manufactured Home                                             0.73%
                                                       Condo Mid-Rise (5 to 8 stories)                               0.06%
                                                       Condo High-Rise (9 stories or more)                           0.07%

         Occupancy Status                              Primary Residence                                            95.22%
                                                       Non Owner-occupied                                            4.10%
                                                       Second/Vacation                                               0.68%

         Documentation Type                            Full Documentation                                           82.17%
                                                       Reduced Documentation                                        17.83%


         Loans with Prepayment Penalties                                                                            75.29%

         Loans serviced by HomeComings                                                                              91.12%
---------------------------------------------------------------------------------------------------------------------------------

                                       41

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted Average
         Range of            Mortgage      Principal       Percentage of     Principal       Loan-to-Value
       Credit Scores          Loans         Balance      Group II-B Loans     Balance            Ratio
--------------------------------------------------------------------------------------------------------------
 499 or less                      5           $483,000           0.09 %        $96,600          62.52 %
 500 - 519                       27          3,041,986          0.59           112,666          75.88
 520 - 539                      128         15,220,702          2.93           118,912          75.26
 540 - 559                      280         37,412,915          7.20           133,618          79.83
 560 - 579                      416         56,783,134         10.93           136,498          82.03
 580 - 599                      485         65,326,986         12.57           134,695          83.09
 600 - 619                      646         97,334,057         18.73           150,672          84.13
 620 - 639                      552         88,097,085         16.95           159,596          83.63
 640 - 659                      392         61,290,524         11.79           156,353          83.54
 660 - 679                      277         46,702,615          8.99           168,601          83.52
 680 - 699                      116         19,602,501          3.77           168,987          84.45
 700 - 719                       71         11,823,761          2.28           166,532          84.73
 720 - 739                       46          8,634,022          1.66           187,696          80.03
 740 - 759                       21          3,781,768          0.73           180,084          81.80
 760 or greater                  21          3,010,292          0.58           143,347          80.91
-------------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES  3,483        518,545,347         99.79           148,879          82.84
 Not Available*                  13          1,102,479          0.21            84,806          74.62
-------------------------------------------------------------------------------------------------------------
TOTAL:                        3,496       $519,647,826          100.00 %      $148,641          82.83 %
-------------------------------------------------------------------------------------------------------------


*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
    Range of Original       Number of                                         Average      Weighted     Weighted Average
      Mortgage Loan          Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
   Principal Balances ($)     Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
      1 - 100,000             1,168        $88,168,416          16.97 %        $75,487         607           81.12 %
100,001 - 200,000             1,607        227,648,451          43.81          141,661         614           83.00
200,001 - 300,000               475        113,389,434          21.82          238,715         623           83.50
300,001 - 400,000               204         70,793,307          13.62          347,026         628           84.08
400,001 - 500,000                37         16,791,170           3.23          453,815         647           81.67
500,001 - 600,000                 3          1,587,671           0.31          529,224         638           69.83
600,001 - 700,000                 2          1,269,377           0.24          634,688         649           72.32
------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,496       $519,647,826         100.00 %       $148,641         618           82.83 %
------------------------------------------------------------------------------------------------------------------------

                                       42

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
       Range of Net          Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
     Mortgages Rates (%)      Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                   7         $1,155,745          0.22 %        $165,106         695           80.91 %
4.500 - 4.999                  47         11,578,888          2.23           246,359         675           77.46
5.000 - 5.499                 143         29,480,563          5.67           206,158         650           78.51
5.500 - 5.999                 375         69,789,128         13.43           186,104         637           79.91
6.000 - 6.499                 697        116,228,822         22.37           166,756         630           83.13
6.500 - 6.999                 721        108,878,190         20.95           151,010         617           84.52
7.000 - 7.499                 683         90,011,039         17.32           131,788         604           84.74
7.500 - 7.999                 418         50,918,303          9.80           121,814         593           83.45
8.000 - 8.499                 242         26,142,849          5.03           108,028         576           83.19
8.500 - 8.999                  96          9,598,573          1.85            99,985         571           82.73
9.000 - 9.499                  49          4,462,251          0.86            91,066         562           77.88
9.500 - 9.999                  10            904,556          0.17            90,456         560           69.45
10.000 - 10.499                 7            466,529          0.09            66,647         565           77.71
10.500 - 10.999                 1             32,390          0.01            32,390         538           60.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,496       $519,647,826        100.00 %        $148,641         618           82.83 %
-----------------------------------------------------------------------------------------------------------------------


MORTGAGE RATES OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
         Range of            Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
     Mortgages Rates (%)      Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                   1            $62,000          0.01 %         $62,000         767           80.00 %
4.500 - 4.999                   6          1,099,792          0.21           183,299         708           79.66
5.000 - 5.499                  44         11,124,628          2.14           252,832         677           79.47
5.500 - 5.999                 155         32,917,456          6.33           212,371         653           78.08
6.000 - 6.499                 312         57,941,848         11.15           185,711         639           80.33
6.500 - 6.999                 761        128,396,436         24.71           168,721         631           82.84
7.000 - 7.499                 644         96,700,776         18.61           150,156         618           84.51
7.500 - 7.999                 727         96,220,307         18.52           132,353         605           84.64
8.000 - 8.499                 374         45,800,159          8.81           122,460         589           83.78
8.500 - 8.999                 286         31,270,596          6.02           109,338         576           82.81
9.000 - 9.499                  99          9,830,006          1.89            99,293         570           82.01
9.500 - 9.999                  60          6,158,424          1.19           102,640         562           81.55
10.000 - 10.499                18          1,473,540          0.28            81,863         553           68.15
10.500 - 10.999                 8            619,468          0.12            77,434         563           79.51
11.500 - 11.999                 1             32,390          0.01            32,390         538           60.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,496       $519,647,826        100.00 %        $148,641         618           82.83 %
-----------------------------------------------------------------------------------------------------------------------

                                       43

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------
                            Number of                                         Average
    Range of Original        Mortgage      Principal       Percentage of     Principal     Weighted Average
 Loan-to-Value Ratios (%)     Loans         Balance      Group II-A Loans     Balance        Credit Score
------------------------------------------------------------------------------------------------------------
 0.01 - 50.00                   58         $5,984,027          1.15 %        $103,173             588
50.01 - 55.00                   23          2,743,792          0.53           119,295             610
55.01 - 60.00                   55          7,097,822          1.37           129,051             619
60.01 - 65.00                   80         11,614,613          2.24           145,183             603
65.01 - 70.00                  177         24,290,591          4.67           137,235             597
70.01 - 75.00                  243         32,754,059          6.30           134,790             604
75.01 - 80.00                  959        150,046,406         28.87           156,461             628
80.01 - 85.00                  633         89,801,938         17.28           141,867             611
85.01 - 90.00                  883        136,325,140         26.23           154,389             611
90.01 - 95.00                  385         58,989,439         11.35           153,219             641
--------------------------------------------------------------------------------------------------------------
TOTAL:                       3,496       $519,647,826        100.00 %        $148,641             618
--------------------------------------------------------------------------------------------------------------



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
                             Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
   State or Territory         Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
California                      497       $115,243,799         22.18 %        $231,879         629           81.30 %
Florida                         318         40,751,900          7.84           128,151         616           82.84
Georgia                         150         19,871,234          3.82           132,475         611           83.86
Illinois                        192         28,750,254          5.53           149,741         619           83.00
Michigan                        249         29,264,913          5.63           117,530         612           82.94
Minnesota                       177         27,979,177          5.38           158,074         622           81.42
Texas                           152         19,919,756          3.83           131,051         608           83.84
Wisconsin                       170         19,171,059          3.69           112,771         616           83.68
Other                         1,591        218,695,735         42.09           137,458         614           83.51
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,496       $519,647,826        100.00 %        $148,641         618           82.83 %
--------------------------------------------------------------------------------------------------------------------------


Note: Other includes states and the District of Columbia with under 3% concentrations individually.

                                       44

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
                             Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
     Loan Purpose             Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
Equity Refinance              2,166       $321,871,803        61.94 %        $148,602         611            82.18 %
Purchase                      1,093        161,589,539        31.10           147,840         631            84.12
Rate/Term Refinance             237         36,186,483         6.96           152,686         617            82.74
----------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,496       $519,647,826       100.00 %        $148,641         618            82.83 %
----------------------------------------------------------------------------------------------------------------------



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
                             Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
  Documentation Type          Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
Full Documentation            2,915        $426,985,117        82.17 %       $146,479         613            84.26 %
Reduced Documentation           581          92,662,709        17.83          159,488         639            76.21
----------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,496        $519,647,826       100.00 %       $148,641         618            82.83 %
----------------------------------------------------------------------------------------------------------------------



OCCUPANCY TYPE OF THE GROUP II-B LOANS

------------------------------------------------------------------------------------------------------------------------
                            Number of                                         Average      Weighted     Weighted Average
                             Mortgage      Principal       Percentage of     Principal      Average       Loan-to-Value
    Occupancy Type            Loans         Balance      Group II-B Loans     Balance     Credit Score        Ratio
------------------------------------------------------------------------------------------------------------------------
Primary Residence             3,271       $494,806,797         95.22 %       $151,271         616            83.04 %
Non Owner-occupied              198         21,291,593          4.10          107,533         652            78.95
Second/Vacation                  27          3,549,436          0.68          131,461         648            76.68
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,496       $519,647,826        100.00 %       $148,641         618            82.83 %
-----------------------------------------------------------------------------------------------------------------------

                                       45

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                       Number of                                       Average      Weighted     Weighted Average
                                       Mortgage      Principal       Percentage of    Principal      Average       Loan-to-Value
       Property Type                    Loans         Balance      Group II-B Loans    Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------------------
Single-family detached                  2,868      $421,091,664         81.03 %       $146,824         616            83.04 %
Planned Unit Developments (detached)      222        41,535,240         7.99           187,096         616            82.93
Condo Low-Rise (less than 5 stories)      136        19,766,098         3.80           145,339         636            82.22
Two- to four- family units                103        14,928,381         2.87           144,936         637            80.25
Planned Unit Developments (attached)       86        14,315,167         2.75           166,455         620            81.56
Townhouse                                  29         3,546,964         0.68           122,309         601            81.11
Manufactured Home                          47         3,805,842         0.73            80,975         615            77.97
Condo Mid-Rise (5 to 8 stories)             2           299,950         0.06           149,975         634            85.48
Condo High-Rise (9 stories or more)         3           358,521         0.07           119,507         643            75.15
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  3,496      $519,647,826       100.00 %       $148,641          618             82.83 %
-------------------------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                     Number of                                       Average      Weighted     Weighted Average
                                     Mortgage        Principal     Percentage of    Principal      Average       Loan-to-Value
      Credit Grade                    Loans           Balance    Group II-B Loans    Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------------------
A4                                    1,565        $245,750,093       47.29 %        $157,029         647           84.13 %
AX                                      861         134,572,946       25.90           156,298         614           83.30
AM                                      564          78,270,566       15.06           138,778         580           83.40
B                                       314          39,932,451        7.68           127,173         559           78.99
C                                       124          14,651,061        2.82           118,154         548           72.66
CM                                       68           6,470,709        1.25            95,157         548           62.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,496        $519,647,826      100.00 %       $148,641         618           82.83 %
--------------------------------------------------------------------------------------------------------------------------------

                                       46

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of                                       Average       Weighted     Weighted Average
                                  Mortgage        Principal      Percentage of    Principal      Average       Loan-to-Value
  Prepayment Penalty Term          Loans           Balance     Group II-B Loans    Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                            150        $31,732,371           6.11 %      $211,549         629            82.69 %
24 Months                          1,729        263,660,341          50.74         152,493         619            83.00
36 Months                            668         91,859,052          17.68         137,514         618            82.79
48 Months                              4            625,849           0.12         156,462         612            87.09
60 Months                              8            909,000           0.17         113,625         574            80.29
None                                 925        128,405,596          24.71         138,817         613            82.51
Other                                 12          2,455,617           0.47         204,635         617            84.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,496       $519,647,826         100.00 %      $148,641         618            82.83 %
-----------------------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                Number of                                       Average       Weighted     Weighted Average
       Range of                 Mortgage        Principal      Percentage of    Principal      Average       Loan-to-Value
   Note Margins (%)              Loans           Balance     Group II-B Loans    Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------------------
0.500 - 0.999                       1            $61,750           0.01 %      $61,750          652            95.00 %
4.000 - 4.499                       8          2,164,388           0.42        270,549          670            86.78
4.500 - 4.999                      44         10,216,553           1.97        232,194          644            78.49
5.000 - 5.499                     158         28,624,687           5.51        181,169          633            81.89
5.500 - 5.999                     464         82,663,454          15.91        178,154          625            83.96
6.000 - 6.499                     359         60,445,921          11.63        168,373          626            83.22
6.500 - 6.999                     658        107,330,090          20.65        163,116          633            81.38
7.000 - 7.499                     540         74,043,577          14.25        137,118          621            82.19
7.500 - 7.999                     526         69,733,590          13.42        132,573          609            84.04
8.000 - 8.499                     387         47,402,986           9.12        122,488          590            85.50
8.500 - 8.999                     199         22,113,264           4.26        111,122          575            82.85
9.000 - 9.499                      96         10,134,100           1.95        105,564          560            78.94
9.500 - 9.999                      42          3,560,264           0.69         84,768          559            78.54
10.000 - 10.499                    10            942,633           0.18         94,263          549            77.55
10.500 - 10.999                     2            148,179           0.03         74,090          576            60.00
11.000 - 11.499                     1             32,390           0.01         32,390          538            60.00
11.500 - 11.999                     1             30,000           0.01         30,000          516            42.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,496        $519,647,826        100.00 %     $148,641          618            82.83 %
--------------------------------------------------------------------------------------------------------------------------

                                       47

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

MAXIMUM MORTGAQGE RATES OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------
                                Number of                                       Average       Weighted     Weighted Average
  Range of Maximum              Mortgage        Principal      Percentage of    Principal      Average       Loan-to-Value
  Mortgage Rates (%)             Loans           Balance     Group II-B Loans    Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------------
9.000 -   9.999                       1           $74,479           0.01 %        $74,479         624           90.00 %
10.000 - 10.999                       5           709,415           0.14          141,883         735           79.48
11.000 - 11.999                     106        22,022,442           4.24          207,759         657           78.96
12.000 - 12.999                     768       132,723,206          25.54          172,817         640           80.80
13.000 - 13.999                   1,285       197,212,840          37.95          153,473         620           84.24
14.000 - 14.999                     926       120,840,310          23.25          130,497         598           83.46
15.000 - 15.999                     299        35,190,294           6.77          117,693         583           82.99
16.000 - 16.999                      92         9,770,904           1.88          106,205         566           82.72
17.000 - 17.999                      14         1,103,937           0.21           78,853         566           78.76
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,496      $519,647,826         100.00 %       $148,641         618           82.83 %
----------------------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS


-----------------------------------------------------------------------------------------------------------------------------
                                Number of                                      Average       Weighted     Weighted Average
  Range of Minimum              Mortgage       Principal      Percentage of    Principal      Average       Loan-to-Value
  Mortgage Rates (%)             Loans          Balance     Group II-B Loans    Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                       6           $858,605           0.17 %      $143,101         726           79.57 %
5.000 - 5.999                     152         31,242,988           6.01         205,546         649           80.52
6.000 - 6.999                     892        161,806,064          31.14         181,397         638           81.82
7.000 - 7.999                   1,426        206,689,657          39.77         144,944         616           83.47
8.000 - 8.999                     790         96,552,425          18.58         122,218         589           84.64
9.000 - 9.999                     201         20,269,916           3.90         100,845         566           80.55
10.000 - 10.999                    27          2,165,781           0.42          80,214         556           72.43
11.000 - 11.999                     2             62,390           0.01          31,195         527           51.34
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,496       $519,647,826         100.00 %      $148,641         618           82.83 %
---------------------------------------------------------------------------------------------------------------------------

                                       48

This Information was prepared by Citigroup Global Markets Inc. and Banc of America Securities LLC in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                         [GMAC RFC LOGO OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000 (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------------------
                               Number of                                       Average       Weighted    Weighted Average
  Next Interest Rate           Mortgage       Principal      Percentage of     Principal      Average      Loan-to-Value
   Adjustment Date              Loans          Balance     Group II-B Loans     Balance     Credit Score       Ratio
---------------------------------------------------------------------------------------------------------------------------
April-04                           1          $139,089           0.03 %        $139,089         676           80.00 %
May-04                             1           135,522           0.03           135,522         530           85.00
October-04                         1           147,432           0.03           147,432         627           85.00
November-04                        1            83,831           0.02            83,831         717           85.00
January-05                         2           178,753           0.03            89,377         646           82.00
February-05                        3           244,180           0.05            81,393         626           82.31
March-05                           2           217,496           0.04           108,748         640           91.65
April-05                           1            89,541           0.02            89,541         561           79.00
May-05                             3           623,988           0.12           207,996         647           75.72
June-05                            2           465,191           0.09           232,595         596           90.00
July-05                           10         1,573,741           0.30           157,374         610           89.69
August-05                         24         2,697,730           0.52           112,405         605           87.16
September-05                     128        20,165,166           3.88           157,540         628           84.52
October-05                       637       107,016,981          20.59           168,002         626           82.73
November-05                    1,721       246,356,111          47.41           143,147         611           83.14
December-05                      170        22,632,788           4.36           133,134         611           80.97
July-06                            1            74,479           0.01            74,479         624           90.00
August-06                          6           725,680           0.14           120,947         611           89.97
September-06                      30         5,338,171           1.03           177,939         633           82.65
October-06                       174        29,310,930           5.64           168,454         637           83.31
November-06                      462        65,497,787          12.60           141,770         619           82.48
December-06                      107        14,922,790           2.87           139,465         613           77.76
January-07                         7           743,450           0.14           106,207         611           79.22
December-07                        1           115,000           0.02           115,000         593           89.00
January-09                         1           152,000           0.03           152,000         669           76.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,496     $519,647,826         100.00 %        $148,641         618           82.83 %
--------------------------------------------------------------------------------------------------------------------------